                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        TOTAL RETURN
                        TRUST SHARES
                        NO LOAD CALCULATIONS
                        INTERMEDIATE CORPORATE BOND FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  02/10/97 TO 05/31/97   ):
                        (   1,001.7 /1,000) - 1 =       0.17%
  YEAR TO DATE:         (  02/10/97 TO 05/31/97   ):
                        (   1,001.7 /1,000) - 1 =       0.17%
  QUARTERLY:            (  03/01/97 TO 05/31/97   ):
                        (   1,009.5 /1,000) - 1 =       0.95%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,007.9 /1,000) - 1 =       0.79%

                THE ARCH FUND, INC.
                EXHIBIT 16
                TRUST SHARES
                30-DAY S.E.C. YIELD CALCULATIONS
                INTERMEDIATE CORPORATE BOND FUND
                WITH WAIVERS

                                                   (a-b)
30-Day S.E.C. Yield Equation   =   2*{[(        ---------- +1)(6)]-1} =
                                                   (cd)

WHERE:  a =     Dividends and interest earned during the period

        b =     Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period



   WITHOUT 0.00% LOAD:

                            (    219,929.03 -    9,329.39)
                     2*{[(  ------------------------------ +1)(6)]-1} =   6.64%
                            ( 3,928,985.629 *        9.82)


The performance was computed based on the thirty day period ending May 31, 1997.

                THE ARCH FUND, INC.
                EXHIBIT 16
                TRUST SHARES
                30-DAY S.E.C. YIELD CALCULATIONS
                INTERMEDIATE CORPORATE BOND FUND
                WITHOUT WAIVERS

                                                   (a-b)
30-Day S.E.C. Yield Equation   =   2*{[(        ---------- +1)(6)]-1} =
                                                   (cd)

WHERE   a =     Dividends and interest earned during the period

        b =     Expenses accrued for the period (gross)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period




WITHOUT 0.00% LOAD:

                            (    219,929.03 -   41,878.85)
                     2*{[(  ------------------------------ +1)(6)]-1} =   5.60%
                            ( 3,928,985.629 *        9.82)


The performance was computed based on the thirty day period ending May 31, 1997.

                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                INSTITUTIONAL SHARES
                                NO LOAD CALCULATIONS
                                INTERMEDIATE CORPORATE BOND FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  02/10/97 TO 05/31/97   ):
                        (   1,004.4 /1,000) - 1 =       0.24%
  YEAR TO DATE:         (  02/10/97 TO 05/31/97   ):
                        (   1,002.4 /1,000) - 1 =       0.24%
  QUARTERLY:            (  03/01/97 TO 05/31/97   ):
                        (   1,010.2 /1,000) - 1 =       1.02%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,009.0 /1,000) - 1 =       0.90%

                THE ARCH FUND, INC.
                EXHIBIT 16
                INSTITUTIONAL SHARES
                30-DAY S.E.C. YIELD CALCULATIONS
                INTERMEDIATE CORPORATE BOND FUND
                WITH WAIVERS

                                                   (a-b)
30-Day S.E.C. Yield Equation   =   2*{[(        ---------- +1)(6)]-1} =
                                                   (cd)

WHERE   a =     Dividends and interest earned during the period

        b =     Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period



WITHOUT 0.00% LOAD:

                            (          5.57 -        0.30)
                     2*{[(  ------------------------------ +1)(6)]-1} =   6.43%
                            (       101.388 *        9.83)



The performance was computed based on the thirty day period ending May 31, 1997.

                THE ARCH FUND, INC.
                EXHIBIT 16
                INSTITUTIONAL SHARES
                30-DAY S.E.C. YIELD CALCULATIONS
                INTERMEDIATE CORPORATE BOND FUND
                WITHOUT WAIVERS

                                                   (a-b)
30-Day S.E.C. Yield Equation   =   2*{[(        ---------- +1)(6)]-1} =
                                                   (cd)

WHERE:  a =     Dividends and interest earned during the period

        b =     Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period



   WITHOUT 0.00% LOAD:

                            (          5.57 -        1.14)
                     2*{[(  ------------------------------ +1)(6)]-1} =   5.39%
                            (       101.388 *        9.83)



The performance was computed based on the thirty day period ending May 31, 1997.

                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                INVESTOR A SHARES
                                NO LOAD CALCULATIONS
                                INTERMEDIATE CORPORATE BOND FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  02/10/97 TO 05/31/97   ):
                        (   1,002.5 /1,000) - 1 =       0.25%
  YEAR TO DATE:         (  02/10/97 TO 05/31/97   ):
                        (   1,002.5 /1,000) - 1 =       0.25%
  QUARTERLY:            (  03/01/97 TO 05/31/97   ):
                        (   1,010.4/1,0000) - 1 =       1.04%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,009.0 /1,000) - 1 =       0.90%

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        TOTAL RETURN
                        INVESTOR A SHARES
                        LOAD CALCULATIONS
                        INTERMEDIATE CORPORATE BOND FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  4.50%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  02/10/97 TO 05/31/97   );
                        (     957.5 /1,000) - 1 =       -4.25%
  YEAR TO DATE:         (  02/10/97 TO 05/31/97   );
                        (     957.5 /1,000) - 1 =       -4.25%
  QUARTERLY:            (  03/01/97 TO 05/31/97   );
                        (     964.6 /1,000) - 1 =       -3.54%
  MONTHLY:              (  05/01/97 TO 05/31/97   );
                        (     963.7 /1,000) - 1 =       -3.63%

                THE ARCH FUND, INC.
                EXHIBIT 16
                INVESTOR A SHARES
                30-DAY S.E.C. YIELD CALCULATIONS
                INTERMEDIATE CORPORATE BOND FUND
                WITH WAIVERS

                                                   (a-b)
30-Day S.E.C. Yield Equation   =   2*{[(        ---------- +1)(6)]-1} =
                                                   (cd)

WHERE   a =     Dividends and interest earned during the period

        b =     Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period



   WITH 4.50% LOAD:

                            (         30.19 -        1.87)
                     2*{[(  ------------------------------ +1)(6)]-1} =   6.20%
                            (       539.574 *       10.29)

WITHOUT 4.50% LOAD:

                            (         30.19 -        1.87)
                     2*{[(  ------------------------------ +1)(6)]-1} =   6.49%
                            (       539.574 *        9.83)


The performance was computed based on the thirty day period ending May 31, 1997.

                THE ARCH FUND, INC.
                EXHIBIT 16
                INVESTOR A SHARES
                30-DAY S.E.C. YIELD CALCULATIONS
                INTERMEDIATE CORPORATE BOND FUND
                WITHOUT WAIVERS

                                                   (a-b)
30-Day S.E.C. Yield Equation   =   2*{[(        ---------- +1)(6)]-1} =
                                                   (cd)

WHERE:  a =     Dividends and interest earned during the period

        b =     Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period



   WITH 4.50% LOAD:

                            (         30.19 -        4.92)
                     2*{[(  ------------------------------ +1)(6)]-1} =   5.52%
                            (       539.574 *       10.29)

WITHOUT 4.50% LOAD:

                            (         30.19 -        4.92)
                     2*{[(  ------------------------------ +1)(6)]-1} =   5.79%
                            (       539.574 *        9.83)


The performance was computed based on the thirty day period ending May 31, 1997.